ADVANCED SERIES TRUST

AST Multi-Sector Fixed Income Portfolio

Supplement dated August 26, 2019 to the

Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for Advanced Series Trust relating to the AST Multi-Sector Fixed Income Portfolio (the Portfolio).  The Portfolio discussed in this supplement may not be available under your variable contract.  For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Paul Zetterstrom, CFA will replace Filippo Arcieri as a Portfolio Manager for the Portfolio. Steven A. Kellner, CFA, Alyssa Davis and Lee Friedman, CFA will continue to serve as portfolio managers for the Portfolio.

To reflect these changes, the Trust’s Prospectus is hereby revised as follows:

I.	All references and information pertaining to Filippo Arcieri are hereby deleted.

II.	The following hereby replaces the second paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers”:

Steven Kellner, Paul Zetterstrom, Alyssa Davis and Lee Friedman are primarily responsible for the day-to-day management of the Portfolio.

III.	The following is hereby added to the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers”:

Paul Zetterstrom, CFA, is a Vice President and portfolio manager for PGIM Fixed Income’s U.S. Investment Grade Corporate Bond Team. He joined PGIM Fixed Income in 2008 as a member of the High Yield Credit Research team. After three years working in credit research and prior to joining the U.S. Investment Grade Corporate Bond Team Paul worked as a member the Portfolio Analysis Group as an Associate covering the U.S. Investment Grade Corporate Desk as well as the Global Investment Grade desk. Mr. Zetterstrom received a BS in Finance from Rutgers University in 2008 and holds the Chartered Financial Analyst (CFA) designation.

Additionally, Edward H. Blaha, CFA, has announced his intention to retire on or about December 31, 2019. Effective immediately, Terence Wheat, CFA, will replace Mr. Blaha, as a Portfolio Manager on the Portfolio.

To reflect these changes, the Trust’s Prospectus is hereby revised as follows:

I.	All references and information pertaining to Edward Blaha are hereby deleted.

II.	The following hereby replaces the second paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers”:

Terence Wheat, Steven Kellner, Paul Zetterstrom, Alyssa Davis and Lee Friedman are primarily responsible for the day-to-day management of the Portfolio.

III.	The following is hereby added to the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers”:

Terence Wheat, CFA, is a Principal and portfolio manager for PGIM Fixed Income's U.S. Investment Grade Corporate Bond Team. Previously, he was a Global HY portfolio manager and an emerging markets corporate portfolio manager at PGIM Fixed Income. Prior to that, he was a high yield portfolio manager for PGIM Fixed Income’s High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in PGIM Fixed Income's Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for the Firm’s Financial Management Group. Mr. Wheat joined the Firm in 1988. He received a BS in Accounting and an MBA from Rider University and holds the Chartered Financial Analyst (CFA) designation.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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